Exhibit 99.1

United States Bankruptcy Court

Southern District of Texas

Corpus Christi Division

Case Name:	Seahawk Drilling Inc., Debtor in Possession	(1) (2) (3)	Petition Date:	2/11/2011
Case Number:	11-20089

Monthly Operating Report Summary for Month - March / Year 2011

Description	Month 2/12/11 to 2/28/11	Month 3/31/2011	Month 3	Month 4	Month 5
Revenues	4,231,305	9,355,194
Income Before Interest, Taxes, Depr., Amort. (5)	(6,629,006)	(2,127,964)
Net Income (Loss) (5)	(6,764,992)	(2,978,267)
Payments to Insiders	(1,969,502)	(103,914)
Payments to Professionals	—	(75,000)
Total Disbursements	(14,207,890)	(9,936,438)

	Required Insurance Maintained As of Signature Date		Exp Date
Casualty	Yes (X)	No ( )	6/30/2011
Liability	Yes (X)	No ( )	6/30/2011
Vehicle	Yes (X)	No ( )	6/30/2011
Workers	Yes (X)	No ( )	6/30/2011
Other	Yes (X)	No ( )	6/30/2011

Circle One
Are all accounts receivable being collected within terms?	Yes ( )	No (X) (4)
Are all post-petition liabilities, including taxes, being paid within terms?	Yes (X)	No ( )
Have any pre-petition liabilities been paid?	Yes (X)	No ( )
If so, describe:	Only as approved in 1st day order and interim DIP order; taxing authorities, insurance, employee benefits / expense reports, Natixis bank group
Are all funds received being deposited into DIP bank accounts?	Yes (X)	No ( )
Were any assets disposed of outside the normal course of business?	Yes (X)	No ( )
If so, describe:	Sonora assets: sold metal bldg, hunting field equipment & (3) vehicles ($45K)
Are all U.S. Trustee Quarterly Fee Payments current?	Yes (X)	No ( )
What is the status of your Plan of Reorganization?	In development

Attorney Name	Berry D. Spears
Firm Name	Fulbright & Jaworski L.L.P.
Address	1301 McKinney
Suite 5100
City, State, ZIP	Houston, TX 77010
Telephone/Fax	713.651.5151

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR) is true and correct.

/s/ James R. Easter	Title	Senior V.P. and Chief Financial Officer
(Original Signature)

James R. Easter		4/29/11
(Print Name of Signatory)		(Date)

(1)	The jointly administered Debtors are authorized to file monthly operating reports on a consolidated basis, and have disbursements broken down by case number on Exhibit A attached; the following entities are included in the joint administration: Seahawk Drilling, Inc., Seahawk Global Holdings, LLC, Seahawk Drilling Management, LLC, Seahawk Drilling, LLC, Seahawk Drilling USA, LLC, Seahawk Offshore Management, LLC,

Energy Supply International, LLC, Seahawk Mexico Holdings, LLC.

(2)	By agreement with the US Trustee, these reports are to be provided 30 days following each month end.
(3)	Prepared according to GAAP, unless otherwise noted
(4)	Outstanding receivables continue to be collected within the same time period consistent with our pre-filing experience.
(5)	February results updated for transactions recorded after prior month submittal of MOR schedules relative to DE Shaw DIP (fees, expenses, interest)

MOR 1

Case Name:	Seahawk Drilling Inc., Et Al
Case Number:	11-20089

Comparative Balance Sheets

Description	Filing Date*	Month 2/28/2011	Month 3/31/2011		Month 3	Month 4	Month 5

ASSETS
Cash and Cash Equivalents	$4,071,237	$3,300,277	$2,658,364
Trade Receivables, net	17,987,928	16,798,437	16,271,656
Inventory	—	—	—
Deferred Income Taxes	0	0	0
Due from Pride	1,440,670	1,440,670	1,440,670
Insurance Claims	2,072,172	1,922,467	1,925,741
Other Current Assets	7,346,857	6,774,007	2,513,034
Assets Held for Sale	112,300,000	112,300,000	112,648,691	(1)

Total Current Assets	145,218,864	142,535,858	137,458,156

Property, Plant & Equipment (Net)	—	—	—

Other Long Term Assets	—	—	—
Deferred Cost - Long Term Portion	—	—	—
Goodwill	—	—	—

Total Other Long Term Assets	—	—	—

TOTAL ASSETS	$145,218,864	$142,535,858	$137,458,156

LIABILITIES & SHAREHOLDERS EQUITY
Pre-petition Liabilities
Accounts Payable	12,660,585	9,756,143	9,440,014
Pride	17,181,355	17,224,790	17,224,790
Notes Payable - Secured
Priority Debt
Payoll Taxes	86,667	212,993	—
Unsecured Debt
Other	36,274,816	31,908,482	31,315,471

Total Pre-petition Liabilities	66,203,423	59,102,408	57,980,274
Post-petition Liabilities
Accounts Payable	—	358,387	748,671
Due to Pride	—	184,235	627,937
Accrued Expenses	—	7,103,468	8,568,763
Current Debt	17,900,000	20,726,911	18,114,402
Other Current Liabilities	—	701,772	0

Total Post-petition Liabilities	17,900,000	29,074,774	28,059,773

Total Current Liabilities	84,103,423	88,177,182	86,040,047

Pre-petition Long-Term Liabilities:
Long-Term Accruals and Provisions	2,097,818	2,097,818	2,144,109
Intercompany Accounts Payable	354,908,443	354,916,671	354,908,078	(2)
Deferred Income Taxes - Long Term	—	—	—

Total Long Term Liabilities	357,006,261	357,014,488	357,052,187

TOTAL LIABILITIES	441,109,684	445,191,670	443,092,234

Total Shareholders Equity	(295,890,820)	(302,655,812)	(305,634,079)

TOTAL LIABILITIES & SHAREHOLDERS EQUITY	$145,218,864	$142,535,858	$137,458,156

*	Per Schedules and Statement of Affairs
(1)	Number derived from Hercules HSR filing. March addition related to SPS certification that will transfer with the sold rigs
(2)	The Debtors have scheduled the intercompany claims with the non-Debtor subsidiaries as contingent and disputed.

MOR 2 / 3

Case Name:	Seahawk Drilling Inc., Et Al
Case Number:	11-20089

Schedule of Post-Petition Liabilities

Description	Month 2/12/11 to 2/28/11	Month 3/31/2011	Month 3	Month 4	Month 5

Pre-Petition Liabilities:
Trade accounts payable	$9,756,143	$9,440,014
Due to pride	17,224,790	17,224,790
Short-term debt - secured	—
Accrued expenses and other current liabilities
Contingency claims	11,561,084	11,734,606
Payroll and benefits	—	—
Accrued medical insurance	4,688,454	4,214,381
Payroll taxes	212,993	—
Other taxes	25,000	25,000
Deferred mobilization revenue	86,667	—
Customer advances	—	—
Accrued rent	667,257	667,257
Accrued professional fees	49,005	2,845
Other accrued expenses	14,831,015	14,671,381

Total accrued expenses and other current liabilities	32,121,475	31,315,471
Long-term accruals and provisions	2,097,818	2,144,109
Intercompany accounts payable	354,916,670	354,908,078

Total Pre-Petition Liabilities	416,116,896	415,032,462

Post-Petition Liabilities:
Trade Accounts Payable	358,387	748,671
Due to Pride	184,235	627,937
Short-term debt	20,726,911	18,114,402
Accrued expenses and other current liabilities
Contingency claims	—	34,433
Payroll and benefits	630,030	998,717
Accrued medical insurance	—	—
Payroll taxes	567,905	659,101
Other taxes	95,911	120,911
Deferred mobilization revenue	256,806	—
Customer advances	358,300	—
Accrued rent	—	23,009
Accrued professional fees	1,053,705	1,141,301
Other accrued expenses	4,842,584	5,591,292

Total accrued expenses and other current liabilities	7,805,241	8,568,764
Long-term accruals and provisions	—	—
Intercompany accounts payable	—	—

Total Post-Petition Liabilities	$29,074,775	$28,059,773

MOR 4

Case Name:	Seahawk Drilling Inc., Et Al
Case Number:	11-20089

Aging of Post-Petition Liabilities as of March 31, 2011

Days	Total	Trade Accounts	Federal Taxes	State Taxes	Ad Valorem, Other Taxes	Other

0-30	794,680	588,230	193,216	(26,766)	40,000

31-60	734,002	160,440	492,651		80,911

61-90	—

91+	—

TOTAL SEAHAWK	1,528,683	748,671	685,867	(26,766)	120,911	—
Aging of Accounts Receivable
Month	Month 2/28/2011	Month 3/31/2011	Month 3	Month 4	Month 5	Month 6

0-30	13,302,498	12,019,703

31-60	3,249,761	4,349,870

61-90	292,314	3,001

91+	(46,136)	(100,919)

TOTAL SEAHAWK	16,798,437	16,271,656

MOR 5

Case Name:	Seahawk Drilling Inc., Et Al
Case Number:	11-20089

Statement of Income (Loss)

Description	Month 2/12/11 to 2/28/11	Month 3/31/2011	Month 3	Month 4	Month 5	Filing to Date

Operating Revenue	4,267,470	8,609,672				12,877,142
Mob/Demob/Reimbursable Revenue	(36,165)	745,522				709,357

Total Revenues	4,231,305	9,355,194				13,586,499

Costs and Expenses
Operating Costs
Wages & Burden	1,359,019	3,385,738				4,744,758
Repairs & Maintenance / Supplies	337,772	620,916				958,688
Rental Expenses (1)	168,731	(58,929)				109,802
Other Operating Costs	738,915	1,217,365				1,956,279
Mob/Demob/Reimbursable Expense	253,764	561,216				814,980
Other Direct Costs	619,881	2,760,362				3,380,243

Total Operating Costs	3,478,080	8,486,668				11,964,748

Depreciation & Amortization	—	—				—
General & Administrative (2)	7,261,188	2,616,530				9,877,718
(Gain) Loss on Sale of Fixed Assets	—	—				—
Impairment of Fixed Assets	—	—				—

Operating Income (Loss)	(6,507,964)	(1,748,004)				(8,255,967)

Other Income (Expense)
Interest Income (Expense) (2)	(131,481)	(804,012)				(935,493)
Other Income (Expense)	(121,042)	(379,960)				(501,002)

Income Before Income Taxes	(6,760,487)	(2,931,975)				(9,692,463)

Income Tax Expense (Benefit)	4,505	46,291				50,796

Income (Loss) from Continuing Operations	(6,764,992)	(2,978,267)				(9,743,259)

(1)	Credit balance in March relates to a reclassification of expense - no effect on income.
(2)	February results updated for transactions recorded after prior month submittal of MOR schedules.

MOR 6

Case Name:	Seahawk Drilling Inc., Et Al
Case Number:	11-20089

Statement of Cash Flows

Description	Month 2/12/11 to 2/28/11	Month 3/31/2011	Month 3	Month 4	Month 5

Beginning Cash Balance	4,071,237	3,300,277

Contract Drilling	6,035,902	9,180,203
Other	813,007	114,322

Total Cash Receipts	6,848,909	9,294,525

Operating Expenses	(1,022,663)	(2,829,125)
Payroll	(2,298,422)	(4,030,567)
Insurance	(3,520,032)	—
Pride Wyoming	—	—
Ordinary Course Professionals	—	—
Rent	—	—
G&A and Other	—	—

Total Cash Disbursements	(6,841,117)	(6,859,692)

Net Cash Flow From Operations	7,792	2,434,833

Restructuring Related
CIC and LTIP Payments	(2,305,217)	—
Restructuring Professionals	—	(75,000)
U.S. Trustee	—	—

Total Restructuring Related	(2,305,217)	(75,000)

Financing Fees
Natixis Facility Repayment	(17,900,000)	—
DIP Fees	—	—
DIP Interest	—	(389,237)
DIP Borrowings (Repayment)	19,426,465	(2,612,509)

Total Financing Payments / Borrowing	1,526,465	(3,001,746)

Ending Cash Balance	3,300,277	2,658,364

MOR 7

Case Name:	Seahawk Drilling Inc., Et Al
Case Number:	11-20089

Cash Account Reconciliation - Month of 3/1/11 - 3/31/11

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.

Also, for insiders, identify the type of compensation paid (e.g. salary, commission, bonus, etc.) (Attach additional pages as necessary).

Bank Name Account Number Account Type	30647841 SDI	Checking 38749957 SDI	38749965 SDI	30803656 SH Drlg LLC	Checkng 38751256 SH Drlg LLC	38751264 SH Drlg LLC	30648414 SH Drlg LLC	30806072 ESI	Checking 38803853 ESI
Bank Balance	3,545,639	0	0	0	0	0	0	0	0
Deposit in Transit	0	0	0	0	0	0	0	0	0
Outstanding Checks	0	(224,257)	0	0	(21,709)	0	0	0	0
Adjustment Bank Balance	14,098	(6,824)	(2,500)	0	(4,497)	0	0	0	14,598
Beginning Cash - Per Books	3,559,737	(231,081)	(2,500)	0	(26,206)	0	0	0	14,598
Receipts*	9,294,525	0	0	0	0	0	0	0	0
Intercompany	0	0	0	0	0	0	0	0	0
Transfers Between Accounts	(4,743,757)	779,302	0		196,896	0	0	0	66,204
— DIP Financing	(3,001,746)	0	0	0	0	0	0	0	0
— Checks / Other Disbursements	(2,228,156)	(625,153)	0		(241,996)	0	0	0	(143,485)
— Adjustment	(29,798)	3,966	0		21,880	0	0	2,352	(14,778)
Sub-Total Disbursements	(5,259,700)	(621,187)	0	0	(220,116)	0	0	2,352	(158,263)
Ending Cash - Per Books *	2,850,805	(72,966)	(2,500)	0	(49,426)	0	0	2,352	(77,461)

Bank Name Account Number Account Type	30765063 SDM	38751248 SDM	30806099 SDM	Checking 38803845 SDM	Encore 303093849 SH Mx Holdings	Encore 30373377 SH Drlg LLC	Total
Bank Balance	0	0	0	0	0	0	3,545,639
Deposit in Transit	0	0	0	0	0	0	0
Outstanding Checks	0	0	0	(17,864)	0	0	(263,830)
Adjustment Bank Balance	9,049	(16,321)	15,099	(5,800)	0	1,566	18,468
Beginning Cash - Per Books	9,049	(16,321)	15,099	(23,664)	0	1,566	3,300,277
Receipts*	0	0	0	0	0	0	9,294,525
Intercompany	0	0	0	0	0	0	0
Transfers Between Accounts	533,583	0	3,081,443	86,329	0	0	0
— DIP Financing	0	0	0	0	0	0	(3,001,746)
— Checks / Other Disbursements	(533,583)	0	(3,081,443)	(83,203)	0	0	(6,937,019)
— Adjustment	(6,451)	11,453	6,451	8,818	0	(1,566)	2,327
Sub-Total Disbursements	(540,034)	11,453	(3,074,992)	(74,385)	0	(1,566)	(9,936,438)
Ending Cash - Per Books *	2,598	(4,868)	21,550	(11,720)	0	0	2,658,364

*	Numbers should balance (match) Total Receipts and Total Disbursement lines on MOR 7.

MOR 8

Case Name:	Seahawk Drilling Inc., Et Al
Case Number:	11-20089

Payments to Insiders and Professionals

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.

Also, for insiders, identify the type of compensation paid (e.g. salary, commission, bonus, etc.) (Attach additional pages as necessary).

INSIDERS: NAME / COMP TYPE	Month 2/12/11 to 2/28/11	Month 3/31/2011	Month 3	Month 4	Month 5
1. Randall D. Stilley / Salaries & Wages	24,128	48,256
Randall D. Stilley / Restricted Stock Vesting, Non-cash	740,889	—
Randall D. Stilley / Expense Reimbursement	9,948	—
2. William C. Hoffman / Salaries & Wages	15,432	30,865
William C. Hoffman / Restricted Stock Vesting, Non-cash	445,084	—
3. Alejandro Cestero / Salaries & Wages	5,499	—
Alejandro Cestero / PTO Payout	2,909	—
Alejandro Cestero / Restricted Stock Vesting, Non-cash	179,053	—
Alejandro Cestero / Expense Reimbursement	40	—
4. Raymond Gonzales / Salaries & Wages	4,855	—
Raymond Gonzales / PTO Payout	1,831	—
Raymond Gonzales / Restricted Stock Vesting, Non-cash	46,500	—
5. James R. Easter / Salaries & Wages	12,397	24,794
James R. Easter / Restricted Stock Vesting, Non-cash	116,241	—
James R. Easter / Expense Reimbursement	120	—
6. Robert E. Moore / Salaries & Wages	5,048	—
Robert E. Moore / PTO Payout	2,654	—
Robert E. Moore / Restricted Stock Vesting, Non-cash	69,750	—
7. Stephen Snider / Board of Directors Restricted Stock Vesting, Non-cash	78,101	—
8. Franklin F. Myers / Board of Directors Restricted Stock Vesting, Non-cash	52,401	—
9. Ed P. Segner III / Board of Directors Restricted Stock Vesting, Non-cash	25,910	—
10. Mark E. Baldwin / Board of Directors Restricted Stock Vesting, Non-cash	25,910	—
11. Richard J. Alario / Board of Directors Restricted Stock Vesting, Non-cash	52,401	—
12. John T. Nesser III / Board of Directors Restricted Stock Vesting, Non-cash	52,401	—
TOTAL INSIDERS	1,969,502	103,914

PROFESSIONALS	Month 2/12/11 to 2/28/11	Month 3/31/2011	Month 3	Month 4	Month 5
1. Simmons & Co.		75,000
2
3
4
5
6
TOTAL PROFESSIONALS	—	75,000	—	—	—

MOR 9

Case Name:	Seahawk Drilling Inc., Et Al
Case Number:	11-20089

Exhibit A - Disbursements

Entity	Case No.	Month 2/12/11 to 2/28/11	Month 3/31/2011	Month 3	Month 4	Month 5
SEAHAWK DRILLING LLC	11-20088	(25,679)	(238,901)
SEAHAWK DRILLING INC.	11-20089	(9,647,089)	(5,882,454)
SEAHAWK MEXICO HOLDINGS LLC	11-20090
SEAHAWK DRILLING MANAGEMENT LLC	11-20091	(3,265,300)	(528,580)
SEAHAWK OFFSHORE MANAGEMENT LLC	11-20092	(1,269,822)	(3,149,377)
ENERGY SUPPLY INTERNATIONAL LLC	11-20093		(137,126)
SEAHAWK GLOBAL HOLDINGS LLC	11-20094
SEAHAWK DRILLING USA LLC	11-20095

Total Disbursements (same as MOR-1 disbursements)		(14,207,890)	(9,936,438)	—	—	—